                                                                   Exhibit 10.14
                                                                   -------------

                                                                  Execution Copy


                            REIMBURSEMENT AGREEMENT


     THIS REIMBURSEMENT AGREEMENT, (the "Agreement") dated as of January 12, 1999, is made by MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation (the "Parent), MATTHEWS STUDIO SALES, INC., a California corporation ("MSSI"),
 ------                                                           ----
HOLLYWOOD RENTAL COMPANY, LLC, a Delaware limited liability company ("HRCL") (as
                                                                      ----
successor by merger to Hollywood Rental Co., Inc., a California corporation), MATTHEWS STUDIO ELECTRONICS, INC., a California corporation ("MSE"), MATTHEWS
                                                              ---
ACCEPTANCE CORPORATION, a California corporation ("MAC"), DUKE CITY VIDEO, INC.,
                                                   ---
a New Mexico corporation ("Duke"), HDI HOLDINGS, INC., a Kentucky corporation
                           ----
("HDI"), FOUR STAR LIGHTING, INC., a New York corporation ("Four Star"),
-----                                                       ---------
MATTHEWS STUDIO GROUP CENTERS, INC., a California corporation ("MSGC") (f/k/a
                                                                ----
Matthews Medical Equipment, Inc.), KEYLITE HOLDINGS, INC., California corporation ("KHI"), REEL WHEELS, INC., a California corporation ("RWI"),
              ---                                                  ---
KEYLITE PRODUCTION SERVICES, INC., a California corporation ("KPS"), DUKE CITY
                                                              ---
HOLDINGS, INC., a California corporation ("Duke Holdings"), and FOUR STAR
                                           -------------
HOLDING, INC., a Delaware corporation ("Four Star Holding") (the Parent, MSSI,
                                        -----------------
HRCL, MSE, MAC, Duke, HDI, Four Star, MSGC, KHI, RWI, KPS, Duke Holdings, and Four Star Holding are collectively referred to herein as the "Account Party")
                                                              -------------
and ING EQUITY PARTNERS, L.P. I, a Delaware limited partnership ("ING").
                                                                  ---


                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to the terms of the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as amended or otherwise modified, the "Credit Agreement"), between, among others, the Account Party and THE CHASE
-----------------
MANHATTAN BANK, a Delaware corporation (the "Beneficiary"), as agent, the
                                             -----------
Account Party may be obligated to pay from time to time certain Obligations to the Beneficiary;

     WHEREAS, the Account Party has requested that ING cause ING (U.S.) Capital, LLC ("ING Capital" or the "Issuer") to issue for the account of the Account
      -----------          ------
Party an irrevocable standby Letter of Credit, substantially in the form of Exhibit A hereto (such Letter of Credit, as amended from time to time, and any
---------
substitute or replacement therefor issued by the Issuer, being referred to herein as the "Letter of Credit"), in favor of the Beneficiary to support
               ----------------
payment of the Obligations; and

     WHEREAS, ING is willing to cause the issuance of the Letter of Credit on the terms and conditions herein contained;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1.  Defined Terms.  The following terms (whether or not
                   -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Account Party" is defined in the preamble, and shall also include its
      -------------                    --------
permitted successors, transferees and assigns.

     "Account Party Obligations" means all obligations (monetary or otherwise)
      -------------------------
of the Account Party arising under or in connection with this Agreement and the Letter of Credit.

     "Agreement" means, on any date, this Reimbursement Agreement as originally
      ---------
in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect on such date.

     "Authorized Officer" means, relative to the Account Party, those of its
      ------------------
officers whose signatures and incumbency shall have been certified to ING pursuant to Section 5.1.2.
            -------------

     "Beneficiary" is defined in the first recital of this Agreement, and also
      -----------                    -------------
includes its successors, transferees and assigns.

     "Business Day" means any day other than a Saturday, Sunday or a day on
      ------------
which banks are authorized or required to be closed in New York, New York.

     "Contract" is defined in Section 2.3(a).
      --------                --------------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Disbursement" means any payment made by the Issuer under the Letter of
      ------------
Credit to or for the account of the Beneficiary.

     "Dollars" or the symbol "$" means dollars in the lawful money of the United
      -------
States of America.

     "Effective Date" means the date this Agreement becomes effective pursuant
      --------------
to Section 8.7.
   -----------

     "including" means including without limiting the generality of any
      ---------
description preceding such term.

     "Indemnified Parties" is defined in Section 2.4.
      -------------------                -----------

     "ING" is defined in the preamble, and also includes its successors,
      ---                    --------
transferees and assigns.

     "ING Capital" is defined in the second recital, and also includes its
      -----------                    --------------
successors, transferees and assigns.

     "ING Security Agreement" means the Security Agreement, executed and
      ----------------------
delivered by an Authorized Officer of the Account Party pursuant to Section
                                                                    -------
5.1.3, substantially in the form of Exhibit B hereto, as amended, supplemented,
-----                               ---------
amended and restated or otherwise modified from time to time.

     "ING Warrants" means the certificate(s) representing the warrants to
      ------------
purchase a total of 450,000 shares of Common Stock of the Company, issued by the Company to ING as of the date hereof.

     "Issuance Date" means the date on which the Letter of Credit is issued
      -------------
pursuant to Section 2.1 hereof.
            -----------

     "Issuer" is defined in the second recital.
      ------                    --------------

     "Letter of Credit" is defined in the second recital of this Agreement.
      ----------------                    --------------

     "Loan Documents"has the meaning given to it in the Credit Agreement.
      --------------

     "Obligations" has the meaning given to it in the Credit Agreement.
      -----------

     "Organic Document" means, relative to the Account Party, its certificate or
      ----------------
articles of incorporation or its articles of organization, as applicable, its by-laws or limited liability company agreement, as applicable, and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

     "Person" means any natural person, corporation, partnership, limited
      ------
liability entity, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Reimbursement Documents" means this Agreement, the ING Security Agreement
      -----------------------
and each other document or instrument executed and delivered in connection herewith or therewith.

     "Reimbursement Obligation" is defined in Section 2.3.
      ------------------------                -----------

     "Stated Amount" means, as of any date, the amount that is available to be
      -------------
paid under the Letter of Credit on such date pursuant to the terms thereof, which initially shall be $3,000,000.

     "Taxes" is defined in Section 4.2.
      -----                -----------

     SECTION 1.2.  Cross-References.  Unless otherwise specified, references in
                   ----------------
this Agreement to any Article or Section are references to such Article or Section of this Agreement and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.


                                  ARTICLE II

                             THE LETTER OF CREDIT

     SECTION 2.1.  Issuance of the Letter of Credit.  On the terms and subject
                   --------------------------------
to the conditions herein set forth, ING agrees to cause the issuance and delivery of the Letter of Credit to the Beneficiary in an amount equal to the Stated Amount.

     SECTION 2.2.  Reimbursement on Demand.  On (or promptly after) each date on
                   -----------------------
which a payment is made by ING to reimburse the Issuer for a payment made under the Letter of Credit, ING shall notify the Account Party of the amount of such payment and of ING's reimbursement of the Issuer for such payment, and will promptly thereafter furnish to the Account Party copies of each certificate accompanying any demand for payment; provided, however, that ING's failure to
                                     --------  -------
give such notice or to provide such copies shall not affect the Account Party Obligations hereunder. Within three Business Days following receipt of any notice of a payment under the Letter of Credit and of ING's reimbursement of the Issuer for such payment, the Account Party agrees that it will, as reimbursement for such payment by ING, promptly pay to ING the amount as notified by ING to the Account Party, together with interest on the amount to be so reimbursed at a fixed rate per annum equal to 15%, payable on the first Business Day of each April, July, October and January in arrears.

     SECTION 2.3.  Obligations Absolute.  The obligation (a "Reimbursement
                   --------------------                      -------------
Obligation") of the Account Party to reimburse ING for each payment made by ING
----------
to reimburse the Issuer's payment under the Letter of Credit shall be absolute, unconditional and irrevocable under all circumstances, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, to the extent permitted by law, the following circumstances:

          (a) any lack of validity or enforceability of the Letter of Credit or any related contract, instrument or other agreement in support of which the Letter of Credit has been issued or pursuant to which ING has made any reimbursement to the Issuer (collectively referred to as a "Contract");
                                                                 --------

          (b) any amendment or waiver of or any consent to or departure from the Letter of Credit or any Contract;

          (c) the existence of any claim, set-off, defense or other right which the Account Party or any other Person may have at any time against the Beneficiary (or any Persons for whom the Beneficiary may be acting), ING or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or in the Letter of Credit, any Contract or any unrelated transaction;

          (d) any certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

          (e) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

Notwithstanding the foregoing, if the Account Party has made any payment as provided above, then the Account Party shall have a claim against ING, and ING shall be liable to the Account Party to the extent, but only to the extent, of any direct (as opposed to consequential or punitive) damages suffered by the Account Party as the result of the willful misconduct or gross negligence on the part of ING in reimbursing the Issuer for any payment made under the Letter of Credit.

     SECTION 2.4.  Action in Respect of the Letter of Credit.  The Account Party
                   -----------------------------------------
agrees to assume all risks of the acts or omissions of the Beneficiary under the Letter of Credit with respect to its use of the Letter of Credit. Neither ING, ING Capital nor any of their officers, directors, partners, employees or agents, or any of their respective affiliates (collectively, the "Indemnified Parties")
                                                          -------------------
shall be liable or responsible for:

          (a)  the use of the Letter of Credit;

          (b) the form, validity, sufficiency, legal effect, accuracy or genuineness of certificates or other documents delivered under or in connection with the Letter of Credit, even if such certificates or other documents should prove to be insufficient, invalid, fraudulent or forged;

          (c) the failure of the Beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy, telegraph, wireless or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under the Letter of Credit, or errors in translation or in interpretation of technical terms.

ING and ING Capital may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Account Party agrees that any action, inaction or omission by ING or ING Capital in good faith in connection with the Letter of Credit, any reimbursement by ING of amounts drawn thereunder or any related drafts, certificates or other documents, shall be binding on the Account Party and shall not result in any liability of ING or ING Capital to the Account Party.

     SECTION 2.5.  Indemnification.  The Account Party hereby indemnifies,
                   ---------------
exonerates and holds harmless each Indemnified Party from and against any and all actions, causes of actions, suits, claims, losses, liabilities, costs, damages or expenses which any Indemnified Party may incur or which may be claimed against such Indemnified Party (whether or not such Indemnified Party is a party to the action for which indemnification hereunder is sought) by any Person, including reasonable attorneys' fees and disbursements by reason of or in connection with the execution and delivery of this Agreement and the issuance of the Letter of Credit or the payment or failure to make payment under the Letter of Credit or the reimbursement or the failure to make reimbursement of amounts paid under the Letter of Credit; provided, however, that the Account
                                         --------  -------
Party shall not be required to indemnify such Indemnified Parties pursuant to this Section 2.5 for any actions, causes of actions, suits, claims, losses,
     -----------
liabilities, costs, damages or expenses to the extent caused by ING's willful misconduct or gross negligence in determining the validity of its reimbursement obligation to the Issuer for payments made to the Beneficiary under the Letter of Credit or ING Capital's willful misconduct or gross negligence in making payments under the Letter of Credit.


                                  ARTICLE III

                   LETTER OF CREDIT FEE; POST-MATURITY RATES

     SECTION 3.1.  Letter of Credit Fee.  The Account Party agrees to reimburse
                   --------------------
ING for all fees paid by ING in connection with the issuance of the Letter of Credit, including any fronting fees required for the Letter of Credit.

     SECTION 3.2.  Post-Maturity Rates.  After the date on which any
                   -------------------
Reimbursement Obligation is due and payable, or after any other monetary Account Party Obligation hereunder shall have become due and payable, the Account Party agrees to promptly pay, but only to the extent permitted by applicable law, interest (after as well as before judgment) on such amounts at a fixed rate per annum equal to 15%, payable on the first Business Day of each April, July, October and January in arrears.


                                  ARTICLE IV

                           CERTAIN OTHER PROVISIONS

     SECTION 4.1.  Increased Capital Costs.  If any change in, or the
                   -----------------------
introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by ING or ING Capital, and ING or ING

Capital determines (in its sole and absolute discretion) that the rate of return on its capital as a consequence of the Letter of Credit is reduced to a level below that which ING or ING Capital could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by ING to the Account Party, the Account Party agrees to immediately pay directly to ING additional amounts sufficient to compensate ING or ING Capital for such reduction in its rate of return. A statement of ING or ING Capital as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Account Party. In determining such amount, ING or ING Capital may use any method of averaging and attribution that it, in its sole and absolute discretion, shall deem applicable. The statement from ING or ING Capital as to such additional amount(s) shall include such reasonably detailed information as will enable the Account Party to determine the basis for ING or ING Capital's request for such additional amount(s).

     SECTION 4.2.  Taxes.
                   -----

          (a) All payments by the Account Party of any amounts payable hereunder (including in respect of fees and Reimbursement Obligations) shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by ING's or ING Capital's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or
                                  -----
     deduction from any payment to be made by the Account Party hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, the Account Party agrees that it will

               (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

               (ii) promptly forward to ING an official receipt or other documentation satisfactory to ING evidencing such payment to such authority; and

               (iii) pay to ING such additional amount or amounts as are necessary to ensure that the net amount actually received by ING or ING Capital will equal the full amount ING or ING Capital would have received had no such withholding or deduction been required.

     Moreover, if any Taxes are directly asserted against ING or ING Capital with respect to any payment received by ING or ING Capital hereunder, ING or ING Capital may pay such Taxes and the Account Party agrees to promptly pay directly to ING such additional amount or amounts (including any penalties, interest or expenses) as are necessary to ensure that the net amount received by ING or ING Capital after the payment of such Taxes (including any Taxes on such additional amount) will equal the full amount ING or ING Capital would have received had no such Taxes been asserted.

          (b) If the Account Party fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to ING or ING Capital the required receipts or other required documentary evidence, the Account Party agrees that it shall indemnify ING or ING Capital for any incremental Taxes, interest or penalties that may become payable by ING or ING Capital as a result of any such failure. For purposes of this Section 4.2, a distribution hereunder by ING or ING Capital to or for the Account of ING or ING Capital shall be deemed a payment by the Account Party.

     SECTION 4.3.  Payments, Computations, etc.
                   ---------------------------

          (a) All payments by the Account Party to ING pursuant to this Agreement shall be made in lawful money of the United States without setoff, deduction or counterclaim, not later than 12:00 noon (New York City time) on the date due, in same day or immediately available funds, to such account as ING shall specify from time to time by notice to the Account Party. Funds received after that time shall be deemed to have been received by ING on the next succeeding Business Day.

          (b) All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

                                   ARTICLE V

                            CONDITIONS TO ISSUANCE

     SECTION 5.1.  Conditions Precedent.  The obligation of ING to cause the
                   --------------------
issuance of the Letter of Credit on the Issuance Date is subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article.

     SECTION 5.1.1.  Execution of Counterparts.  ING shall have received
                     -------------------------
evidence that the Agreement has become effective pursuant to Section 8.7.
                                                             -----------

     SECTION 5.1.2.  Resolutions, etc.  ING shall have received a certificate,
                     ----------------
dated the Issuance Date, of the Secretary or Assistant Secretary of the Account Party as to

          (a) a copy of the resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement to be executed and delivered by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement to be executed and delivered by it,

upon which certificate ING may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Account Party canceling or amending such prior certificate.

     SECTION 5.1.3.  ING Security Agreement.  ING shall have received executed
                     ----------------------
counterparts of the ING Security Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of the Account Party.

     SECTION 5.1.4.  ING Warrants.  The Company shall have duly issued and
                     ------------
delivered to ING the ING Warrants.

     SECTION 5.1.5.  Payment of Fees, etc.  ING shall have received all fees,
                     --------------------
costs and expenses due and payable pursuant to Section 8.3, if then invoiced.
                                               -----------

     SECTION 5.1.6.  Legal Opinion.  ING shall have received the opinions of (i)
                     -------------
Whitman Breed Abbott & Morgan LLP, counsel for the Account Party, (ii) Jacobvitz, Thuma & Matthews, New Mexico counsel for Duke and (iii) Brown, Todd & Heyburn PLLC, Kentucky counsel for HDI, in each case dated the Issuance Date and addressed to ING, in form and substance reasonably satisfactory to ING.

     SECTION 5.1.7.  Satisfactory Legal Form.  All documents executed or
                     -----------------------
submitted pursuant hereto by or on behalf of the Account Party shall be reasonably satisfactory in form and substance to ING and its counsel; ING and its counsel shall have received all information, approvals, opinions, documents or instruments as ING or its counsel may reasonably request.


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

     In order to induce ING to obtain the issuance by the Issuer of the Letter of Credit, the Account Party represents and warrants to ING as set forth in this Article.

     SECTION 6.1.  Organization, Corporate Power.  The Account Party (i) is a
                   -----------------------------
corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, (ii) has the requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure to so qualify would not have a material adverse effect on the business, assets, operations or properties of the Account Party, and (iv) the Account Party has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and each other Reimbursement Document.

     SECTION 6.2.  Authorization, etc.  The execution, delivery and performance
                   ------------------
by the Account Party of this Agreement and each other Reimbursement Document to which it is a party has been duly authorized by all requisite corporate or company action and, if required, shareholder or member action and will not violate (i) any provision of law, statute, rule or regulation binding on the Account Party or the Organic Documents of the Account Party, (ii) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Account Party or (iii) any provisions of any indenture, agreement or other instrument to which the Account Party is a party, or by which the Account Party or any of its properties or assets are bound.

     SECTION 6.3.  Governmental Approvals.  No filings or registration with or
                   ----------------------
consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required (other than any which have been made and obtained) in connection with the execution, delivery and performance by the Account Party of this Agreement.

     SECTION 6.4.  Binding Effect.  This Agreement and each other Reimbursement
                   --------------
Document to which it is a party, when executed and delivered by the Account Party, will constitute a legal, valid and binding obligation of the Account Party, enforceable in accordance with its terms (i) except to the extent limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).


                                  ARTICLE VII

                                   COVENANTS

     SECTION 7.1.  Covenants.  The Account Party agrees with ING that until the
                   ---------
Letter of Credit has been fully drawn, terminated or expired and all Account Party Obligations (including Reimbursement Obligations) have been paid in full, the Account Party will perform the obligations set forth in this Article.

     SECTION 7.1.1.  Compliance with Laws, etc.  The Account Party will comply
                     -------------------------
in all material respects with all applicable laws, rules, regulations and orders, such compliance to include the maintenance and preservation of its corporate existence.

     SECTION 7.1.2.  Asset Dispositions, etc.  The Account Party will not sell,
                     -----------------------
transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to all or substantially all of its assets, except as permitted by the terms of the ING Security Agreement.


                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

     SECTION 8.1.  Waivers, Amendments, etc.  The provisions of this Agreement
                   ------------------------
may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Account Party and ING. No failure or delay on the part of ING in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Account Party in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by ING under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 8.2.  Notices.  All notices and other communications provided to
                   -------
any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address, or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION 8.3.  Payment of Costs and Expenses.  The Account Party agrees to
                   -----------------------------
pay on demand all expenses of ING (including the reasonable fees and out-of-pocket expenses of counsel to ING) in connection with the negotiation, preparation, execution and delivery of this Agreement, the Letter of Credit, exhibits, opinions and other documents delivered in connection with this Agreement, and any amendments, waivers, consents, supplements or other modifications to this Agreement as may from time to time hereafter be required. Account Party also agrees to reimburse ING upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by ING in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Account Party Obligations and (y) the enforcement of any Account Party Obligations.

     SECTION 8.4.  Survival.  The obligations of the Account Party under
                   --------
Sections 2.5, 4.1, 4.2 and 8.3 shall survive any termination of this Agreement,
------------  ---  ---     ---
the payment in full of all Account Party Obligations and the termination or expiration of the Letter of Credit. The representations and warranties made by the Account Party in this Agreement shall survive the execution and delivery of this Agreement.

     SECTION 8.5.  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 8.6.  Headings.  The various headings of this Agreement are
                   --------
inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

     SECTION 8.7.  Execution in Counterparts, Effectiveness, etc.  This
                   ---------------------------------------------
Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute together one and the same agreement. This

Agreement shall become effective when counterparts hereof executed on behalf of the Account Party and ING (or notice thereof satisfactory to ING) shall have been received by ING and notice thereof shall have been given by ING to the Account Party.

     SECTION 8.8.  Governing Law; Entire Agreement.  THIS AGREEMENT SHALL BE
                   -------------------------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 8.9.  Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Account Party may not assign
                        --------  -------
or transfer the Account Party Obligations or its rights hereunder without the prior written consent of ING.

     SECTION 8.10.  Jurisdiction.  For purpose of any action or proceeding
                    ------------
involving this Agreement, the Account Party hereby expressly submits to the jurisdiction of all Federal and State Courts located in the City of New York, State of New York and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of New York, provided a reasonable time for appearance is allowed.

     SECTION 8.11.  Waiver of Jury Trial.  ING AND THE ACCOUNT PARTY HEREBY
                    --------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ING OR THE ACCOUNT PARTY. THE ACCOUNT PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ING ENTERING INTO THIS AGREEMENT AND ISSUING THE LETTER OF CREDIT.

                    [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       ING EQUITY PARTNERS, L.P. I

                                       By:  LEXINGTON PARTNERS, L.P.
                                            its General Partner

                                       By:  LEXINGTON PARTNERS, INC.
                                            its General Partner


                                       By:  /s/ Benjamin P. Giess
                                          --------------------------------------
                                          Name:  Benjamin P. Giess
                                          Title: Authorized Signatory

                                       Address: 520 Madison Avenue
                                       New York, New York  10022
                                       Facsimile:  212-750-2970
                                       Attention:  Benjamin P. Giess


                                       MATTHEWS STUDIO EQUIPMENT GROUP



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                          Name:  Carlos D. DeMattos
                                          Title: Chairman of the Board & Chief
                                                 Executive Officer

                                       Address:  3111 North Kenwood Street
                                       Burbank, California 91505
                                       Facsimile:  818-525-5216
                                       Attention:  Carlos D. DeMattos


                                       MATTHEWS STUDIO SALES, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                          Name:  Carlos D. DeMattos
                                          Title: President

                                       HOLLYWOOD RENTAL COMPANY, LLC (as
                                       successor by merger to Hollywood Rental
                                       Co., Inc.)



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Financial Officer


                                       MATTHEWS STUDIO ELECTRONICS, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Executive Officer


                                       MATTHEWS ACCEPTANCE CORPORATION



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: President


                                       DUKE CITY VIDEO, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          ------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: President


                                       HDI HOLDINGS, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chairman of the Board

                                       FOUR STAR LIGHTING, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Executive Officer


                                       MATTHEWS STUDIO GROUP CENTERS, INC.
                                       (f/k/a Matthews Medical Equipment, Inc.)



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: President


                                       KEYLITE HOLDINGS, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Financial Officer


                                       REEL WHEELS, INC.



                                       By:        /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Financial Officer


                                       KEYLITE PRODUCTION SERVICES, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Financial Officer

                                       DUKE CITY HOLDINGS, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                       Name:  Carlos D. DeMattos
                                       Title: Chief Executive Officer


                                       FOUR STAR HOLDING, INC.



                                       By:  /s/ Carlos D. DeMattos
                                          --------------------------------------
                                        Name:  Carlos D. DeMattos
                                        Title: President